EXHIBIT 1


                        COUNTRYWIDE HOME LOANS, INC.

                              Debt Securities
  Unconditionally Guaranteed as to Payment of Principal, Premium, if any,
                              and Interest by

                    COUNTRYWIDE CREDIT INDUSTRIES, INC.


                             PURCHASE AGREEMENT
                             ------------------


                                                              June 17, 1999


To the Underwriters Named in Schedule A hereto
     c/o the Representatives Named in Schedule B hereto


Dear Sir/Madam:

     Countrywide Home Loans, Inc., a New York corporation (the "Company"), proposes to issue and sell from time to time certain of its debt securities registered under the registration statement referred to below (the "Debt Securities"). The Debt Securities will be unconditionally guaranteed as to payment of principal, premium, if any, and interest by Countrywide Credit Industries, Inc., a Delaware corporation (the "Guarantor"), and will be issued under an Indenture dated as of January 1, 1992, as amended by Supplemental Indenture No. 1, dated as of June 15, 1995 (as amended, the "Indenture"), among the Company, the Guarantor and The Bank of New York, as trustee (the "Trustee"), in one or more series which series may vary as to interest rates, maturities, redemption provisions and selling prices and any other variable terms permitted by the Indenture, with all such terms for any particular series being determined at the time of sale. The Company proposes to sell to the Underwriters (as hereinafter defined) one or more series of Debt Securities, each of the designation, with the terms and in the aggregate principal amount specified in Schedule B hereto (the "Securities"). Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell to each Underwriter, severally and not jointly, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at the purchase price and on the other terms set forth in Schedule B hereto, the principal amount of the Securities set forth opposite its name in Schedule A hereto (plus any additional principal amount of Securities which such Underwriter may become obligated to purchase pursuant to the provisions of
Section 10 hereof).

     If there shall be two or more persons, firms or corporations named as underwriters in Schedule A hereto, the term "Underwriters" as used herein shall be deemed to mean the several persons, firms or corporations so named (including the Representatives hereinafter mentioned, if so named, and any Underwriters substituted pursuant to Section 10), and the term
"Representatives" as so used herein shall be deemed to mean the representative or representatives named in Schedule B hereto. If there shall only be one person, firm or corporation named in Schedule A hereto, the term "Underwriters" and the term "Representatives" as used herein shall mean such person, firm or corporation.

     The Company and the Guarantor have filed with the Securities and Exchange Commission (the "Commission") a joint registration statement on Form S-3 (Nos. 333-66467 and 333-66467-01) and a related preliminary prospectus for the registration under the Securities Act of 1933, as amended (the "1933 Act") of the Debt Securities (including the Securities) and the guarantees thereof of the Guarantor (the "Guarantees") and the offering thereof from time to time in accordance with Rule 415 under the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations"), which registration statement has been declared effective by the Commission and copies of which have heretofore been delivered to you. Such Registration Statement, in the form in which it was declared effective, as amended through the date hereof, including all documents incorporated or deemed to be incorporated by reference therein and the information, if any, deemed to be part thereof pursuant to Rule 430A or Rule 434 of the 1933 Act Regulations through the date hereof, is hereinafter referred to as the "Registration Statement." Such Registration Statement meets the requirements set forth in Rule 415(a)(1)(x) and (a)(2) of the 1933 Act Regulations and complies in all other material respects with said Rule.

     The Company and the Guarantor propose to file with the Commission pursuant to Rule 424(b) of the 1933 Act Regulations the Prospectus Supplement (as defined in Section 3(h) hereof) relating to the Securities and the Guarantees and the prospectus dated November 10, 1998 (the "Base Prospectus") relating to the Debt Securities and the Guarantees, and have previously advised you of all further information (financial and other) with respect to the Company and the Guarantor set forth therein. The Base Prospectus together with the Prospectus Supplement, in their respective forms on the date hereof (being the forms in which they are to be filed with the Commission pursuant to Rule 424(b) of the 1933 Act Regulations), including all documents incorporated or deemed to be incorporated by reference therein and the information, if any, deemed to be part thereof pursuant to Rule 434 of the 1933 Act Regulations through the date hereof, are hereinafter referred to as the "Prospectus".

     Unless  the  context  otherwise  requires,   all  references  in  this
Agreement to documents, financial statements and schedules and other information which is "contained," "included," "stated," "described" or "referred to" in the Registration Statement or the Prospectus (and all other references of like import) shall be deemed to mean and include all such documents, financial statements and schedules and other information which is or is deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement or the Prospectus shall be deemed to mean and include the filing of any document under the Securities Exchange Act of 1934, as amended (the "1934 Act"), after the date of this Agreement which is or is deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be. If the Company elects to rely on Rule 434 under the 1933 Act Regulations, all references to the Prospectus shall be deemed to include, without limitation, the form of prospectus and the abbreviated term sheet, taken together, provided to the Underwriters by the Company in reliance on Rule 434 under the 1933 Act Regulations (the "Rule 434 Prospectus"). If the Company files a registration statement to register a portion of the Securities and relies on Rule 462(b) under the 1933 Act Regulations for such registration statement to become effective upon filing with the Commission (the "Rule 462 Registration Statement"), then any reference to "Registration Statement" herein shall be deemed to be to both the registration statement referred to above (Nos. 333-66467 and 333-66467-01) and the Rule 462 Registration Statement, as each such registration statement may be amended pursuant to the 1933 Act.

     The Company and the Guarantor understand that the Underwriters propose to make a public offering of the Securities as soon as the Representatives deem advisable after this Agreement has been executed and delivered.

     Section 1. Representations and Warranties. (a) The Company and the Guarantor, jointly and severally, represent and warrant to, and agree with, each Underwriter as of the date hereof and as of the Closing Time (as defined below) as follows:

          (i) The Company and the Guarantor meet the requirements for use of Form S-3 under the 1933 Act and the 1933 Act Regulations. The
     Registration  Statement  and the  Base  Prospectus,  at the  time  the
     Registration Statement became effective, complied in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations (including Rule 415(a) of the 1933 Act Regulations) and the Trust Indenture Act of 1939 (the "1939 Act") and the rules and regulations of the Commission under the 1939 Act, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus, at the date hereof and at the Closing Time, does not and will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or Prospectus made in reliance upon and in conformity with information furnished to the Company or the Guarantor in writing by any Underwriter through the Representatives expressly for use in the Registration Statement or the Prospectus or to those parts of the Registration Statement that constitute a Statement of Eligibility and Qualification of the Trustee under the 1939 Act filed as exhibits to the Registration Statement (the "Form T-1"). For purposes of this
     Section 1(a), all references to the Registration Statement, any post-effective amendments thereto and the Prospectus shall be deemed to include, without limitation, any electronically transmitted copies thereof, including, without limitation, any copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis, and Retrieval system ("EDGAR").

          (ii) The documents incorporated or deemed to be incorporated by reference in the Registration Statement and the Prospectus, when they became effective or at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations or the 1934 Act, as applicable, and the rules and regulations of the Commission thereunder (the "1934 Act Regulations"), and, when read together with the other information in the Registration Statement and the Prospectus, at the respective times the Registration Statement and any post-effective amendments thereto became effective, at the date hereof and at the Closing Time, did not, do not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and such documents have been timely filed as required thereby.

          (iii) Neither the Company nor the Guarantor nor any of their respective subsidiaries is in violation of its corporate charter or bylaws or in default under any agreement, indenture or instrument to which the Company, the Guarantor or any of their respective subsidiaries is a party, the effect of which violation or default would be material to the Company or the Guarantor and its subsidiaries considered as a whole; the execution, delivery and performance of this Agreement and the Indenture (including, without limitation, the issuance and sale of the Securities and the Guarantees) and the consummation of the transactions contemplated hereunder and thereunder will not conflict with, result in the creation or imposition of any lien, charge or encumbrance upon any assets of the Company, the Guarantor or any of their respective subsidiaries pursuant to the terms of, or constitute a default under, any agreement, indenture or instrument, or result in a violation of the charter or bylaws of the Company or the Guarantor or any of their respective subsidiaries or any applicable law, statute, order, judgment, decree, rule or regulation of any court or governmental agency having jurisdiction over the Company, the Guarantor or any of their respective subsidiaries; and except as required by the 1933 Act, the 1939 Act, the 1934 Act and applicable state securities laws, no consent, authorization or order of, or filing or registration with, any court or governmental agency is required for the execution, delivery and performance of this Agreement and the Indenture.

          (iv) Except as described in or contemplated by the Registration Statement and the Prospectus, there has not been any material adverse change in, or any adverse development which materially affects, the business, properties, financial condition or results of operations of the Company or the Guarantor and its subsidiaries considered as a whole since the dates as of which information is given in the Registration Statement and the Prospectus.

          (v) Grant Thornton LLP, whose reports have been included in the Prospectus and incorporated by reference or included in the Guarantor's most recent Annual Report on Form 10-K, which is incorporated by reference in the Prospectus, are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

          (vi) The Indenture has been duly authorized, executed and delivered by each of the Company and the Guarantor and constitutes the legal, valid and binding obligation of the Company and the Guarantor, enforceable against each of them in accordance with its terms, except as limited by (a) bankruptcy, insolvency, moratorium, fraudulent conveyance, and similar laws affecting creditors' rights generally; and (b) general principles of equity (regardless of whether enforcement is considered in a proceeding at law or in equity); and the Indenture has been duly qualified under the 1939 Act.

          (vii) Each of the Company, the Guarantor and any Significant Subsidiary of the Company or the Guarantor, as defined in Rule 405 of Regulation C of the 1933 Act Regulations (individually, a "Subsidiary" and collectively, the "Subsidiaries"), has been duly incorporated, is validly existing and in good standing under the laws of the jurisdiction in which it is chartered or organized, is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which its ownership of property or the conduct of its business requires such qualification (except where the failure to be so qualified would not have a material adverse effect on the business operations or financial condition of the Company or the Guarantor and its subsidiaries taken as a whole), and has the power and authority necessary to own or hold its property and to conduct the business in which it is engaged.

          (viii) All of the outstanding shares of capital stock of each Subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable, and all outstanding shares of capital stock of the Subsidiaries are owned by the Company or the Guarantor, directly or through subsidiaries, free and clear of any perfected security interest, other security interests, claims, liens or encumbrances; none of the outstanding shares of capital stock of any Subsidiary was issued in violation of the preemptive or similar rights of any securityholder of such Subsidiary.

          (ix) Except as described in the Prospectus, there is no material litigation or governmental proceeding pending or, to the knowledge of the Company or the Guarantor, threatened against the Company, the Guarantor or any of their respective subsidiaries which is reasonably likely to result in any material adverse change in the financial condition, results of operations, business or prospects of the Company or the Guarantor and its subsidiaries considered as a whole or which is required to be disclosed in the Registration Statement.

          (x) The financial statements filed or incorporated as part of the Registration Statement or included or incorporated in the Prospectus, together with the related schedules and notes, present fairly the financial condition and results of operations of the Guarantor and its consolidated subsidiaries, at the dates and for the periods indicated, and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved except as otherwise required pursuant to such generally accepted accounting principles; and the summary financial information of the Company and the Guarantor included or incorporated by reference in the Registration Statement and the Prospectus presents fairly the information required to be stated therein.

          (xi) There are no contracts or other documents which are required to be filed as exhibits to the Registration Statement by the 1933 Act or by the 1933 Act Regulations, or which were required to be filed as exhibits to any document incorporated by reference in the Prospectus by the 1934 Act or the 1934 Act Regulations, which have not been filed as exhibits to the Registration Statement or to such document or incorporated therein by reference as permitted by the 1933 Act Regulations or the 1934 Act Regulations as required.

          (xii) This Agreement has been duly authorized, executed and delivered by the Company and the Guarantor.

          (xiii) The Securities have been duly authorized and, at the Closing Time, will have been duly executed by the Company and, when authenticated, issued and delivered in the manner provided for in the Indenture and delivered against payment of the purchase price therefor as provided in this Agreement, will constitute legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as limited by (a) bankruptcy, insolvency, moratorium, fraudulent conveyance, and similar laws affecting creditors' rights generally; and (b) general principles of equity (regardless of whether enforcement is considered in a proceeding at law or in equity), and will be in the form contemplated by, and entitled to the benefits of, the Indenture.

          (xiv) The Guarantees have been duly authorized and, at the Closing Time, will have been duly executed by the Guarantor and, when issued and delivered in the manner provided for in the Indenture, will constitute legal, valid and binding obligations of the Guarantor, enforceable against the Guarantor in accordance with their terms, except as limited by (a) bankruptcy, insolvency, moratorium, fraudulent conveyance, and similar laws affecting creditors' rights generally; and (b) general principles of equity (regardless of whether enforcement is considered in a proceeding at law or in equity), and will be in the form contemplated by, and entitled to the benefits of, the Indenture.

          (xv) The Securities, the Guarantees and the Indenture will conform in all material respects to the respective statements relating thereto contained in the Prospectus.

     (b) Any certificate signed by any officer of the Company or the Guarantor and delivered to the Representatives or to counsel for the Underwriters shall be deemed a representation and warranty by the Company or the Guarantor, as the case may be, to each Underwriter as to the matters covered thereby.

     Section 2. Sale and Delivery to Underwriters; Closing. (a) On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company agrees to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Company, at the price set forth in Schedule B hereto, the aggregate principal amount of Securities set forth in Schedule A hereto opposite the name of such Underwriter, plus any additional principal amount of Securities which such Underwriter may become obligated to purchase pursuant to the provisions of
Section 10 hereof.

     (b) Payment of the purchase price for, and delivery of certificates for, the Securities shall be made at the office of Fried, Frank, Harris, Shriver & Jacobson, New York, New York, or at such other place as shall be agreed upon by the Representatives and the Company, at 9:00 A.M. (New York time) on the date specified in Schedule B hereto (unless postponed in accordance with the provisions of Section 10) or such other time not later than ten business days after such date as shall be agreed upon by the Representatives and the Company (such time and date of payment and delivery being herein called "Closing Time").

     (c) Payment shall be made to the Company by wire transfer of immediately available funds to a bank account designated by the Company, against delivery to the Representatives for the respective accounts of the Underwriters of certificates for the Securities to be purchased by them. Certificates for the Securities shall be in such denominations and registered in such names as the Representatives may request in writing at least one business day before the Closing Time. It is understood that each Underwriter has authorized the Representatives, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Securities which it has severally agreed to purchase. Chase Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, individually and not as Representatives of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Securities to be purchased by any Underwriter whose funds have not been received by the Closing Time, but such payment shall not relieve such Underwriter from its obligations hereunder. The certificates for the Securities will be made available for examination and packaging by the Representatives in The City of New York not later than 10:00 A.M. (New York time) on the business day prior to the Closing Time.

     (d) If Countrywide Securities Corporation is an Underwriter under this Agreement, each Underwriter agrees that it will comply with the provisions of Rule 2720(l) of the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD").

     (e) Each Underwriter, severally and not jointly, represents and agrees that:

          (i) It has not offered or sold and will not offer or sell any Securities to persons in the United Kingdom prior to the expiry of the period of six months from the issue date of the Securities except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purpose of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995;

          (ii) It has only issued or passed on and will only issue or pass on in the United Kingdom any document received by it in connection with the issue of the Securities to a person who is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1996 (as amended) or is a person to whom such document may otherwise lawfully be issued or passed on; and

          (iii) It has complied and will comply with all applicable provisions of the Financial Services Act 1986 with respect to anything done by it in relation to any Securities in, from or otherwise involving the United Kingdom.

     Section 3. Covenants of the Company and the Guarantor. The Company and the Guarantor, jointly and severally, covenant with each Underwriter as follows:

     (a) The Company and the Guarantor, subject to Section 3(b), will comply with the requirements of Rule 430A or Rule 434, as applicable, and will notify the Representatives immediately, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement, shall become effective, (ii) of the mailing or the delivery to the Commission for filing of the Prospectus or any amendment to the Registration Statement or amendment or supplement to the Prospectus or any document to be filed pursuant to the 1934 Act during any period when the Prospectus is required to be delivered under the 1933 Act, (iii) of the receipt of any comments or inquiries from the Commission relating to the Registration Statement or Prospectus, (iv) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, and (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus or preliminary prospectus supplement, or of the suspension of the qualification of the Securities and the Guarantees for offering or sale in any jurisdiction, or of or the initiation or threatening of any proceedings for any of such purposes. The Company and the Guarantor will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment. If the Company and the Guarantor elect to rely on Rule 434 under the 1933 Act Regulations, the Company and the Guarantor will prepare an "abbreviated term sheet" that complies with the requirements of Rule 434 under the 1933 Act Regulations. If the Company and the Guarantor elect not to rely on Rule 434, the Company and the Guarantor will provide the Underwriters with copies of the form of Prospectus, in such number as the Underwriters may reasonably request, and file or transmit for filing with the Commission such Prospectus in accordance with Rule 424(b) of the 1933 Act Regulations by the close of business in New York on the business day immediately succeeding the date hereof. If the Company and the Guarantor elect to rely on Rule 434, the Company and the Guarantor will provide the Underwriters with copies of the form of Rule 434 Prospectus, in such number as the Underwriters may reasonably request, and file or transmit for filing with the Commission the form of Prospectus complying with Rule 434(c)(2) of the 1933 Act Regulations in accordance with Rule 424(b) of the 1933 Act Regulations by the close of business in New York on the business day immediately succeeding the date hereof.

     (b) The Company and the Guarantor will give the Representatives notice of their intention to file or prepare any amendment to the Registration Statement (including any post-effective amendment) or any amendment or supplement to the Prospectus, whether pursuant to the 1933 Act, the 1934 Act or otherwise, (including any revised prospectus which the Company and the Guarantor propose for use by the Underwriters in connection with the offering of the Securities which differs from the prospectus filed with the Commission pursuant to Rule 424(b) of the 1933 Act Regulations, whether or not such revised prospectus is required to be filed pursuant to Rule 424(b) of the 1933 Act Regulations, or any abbreviated term sheet prepared in reliance on Rule 434 of the 1933 Act Regulations), will furnish the Representatives with copies of any such amendment or supplement a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file any such amendment or supplement or use any such prospectus to which the Representatives or counsel for the Underwriters shall object.

     (c) The Company and the Guarantor have furnished or will deliver to the Representatives and counsel for the Underwriters, without charge, signed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) and signed copies of all consents and certificates of experts, and will also deliver to the Representatives a conformed copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits) for each of the Underwriters. Copies of the Registration Statement and each amendment thereto furnished to the Underwriters will be identical to any electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

     (d) The Company and the Guarantor will promptly deliver to each Underwriter, without charge, as many copies of each preliminary prospectus and preliminary prospectus supplement as such Underwriter may reasonably request, and the Company and the Guarantor hereby consent to the use of such copies for purposes permitted by the 1933 Act. The Company and the Guarantor will furnish to each Underwriter, without charge, from time to time during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request for the purposes contemplated by the 1933 Act or the 1934 Act or the 1934 Act Regulations.

     (e) The Company and the Guarantor will comply with the 1933 Act and the 1933 Act Regulations and the 1934 Act and the 1934 Act Regulations so as to permit the completion of the distribution of the Securities as contemplated in this Agreement and in the Registration Statement and the Prospectus. If any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or for the Company and the Guarantor, to amend the Registration Statement or amend or supplement the Prospectus in order that the Prospectus will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company and the Guarantor will promptly prepare and file with the Commission, subject to Section 3(b), such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectus comply with such requirements, and the Company and the Guarantor will furnish to the Underwriters such number of copies of such amendment or supplement as the Underwriters may reasonably request.

     (f) The Company and the Guarantor will use their best efforts, in cooperation with the Underwriters, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions of the United States as the Representatives may designate and to maintain such qualifications in effect for as long as may be required for the distribution of the Securities; provided, however, that neither the Company nor the Guarantor shall be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. In each jurisdiction in which the Securities have been so qualified, the Company and the Guarantor will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for as long as may be required for the distribution of the Securities.

     (g) The Guarantor and, to the extent separately required pursuant to Rule 158 under the 1933 Act Regulations, the Company will make generally available to its security holders as soon as practicable, but not later than 45 days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158) covering a twelve month period beginning not later than the first day of the Company's and the Guarantor's fiscal quarter next following the "effective date" (as defined in Rule 158) of the Registration Statement.

     (h) Immediately following the execution hereof, the Company and the Guarantor will prepare a prospectus supplement, dated the date hereof (the "Prospectus Supplement"), containing such information as may be required by the 1933 Act or the 1933 Act Regulations and such other information as the Underwriters, the Company and the Guarantor deem appropriate, and will file or transmit for filing with the Commission copies of the Prospectus (including such Prospectus Supplement) in accordance with Rule 424(b) of the 1933 Act Regulations by the close of business in New York on the business day immediately succeeding the date hereof.

     (i) The Company will use the net proceeds received by it from the sale of the Securities in the manner specified in the Prospectus under "Use of Proceeds."

     (j) The Company and the Guarantor shall comply with the "black-out" provisions, if any, set forth in Schedule B hereto.

     (k) The Company and the Guarantor, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations.

     (l) The Company and the Guarantor will use their best efforts to effect the listing of the Securities on such securities exchanges or quotation systems (each, an "Exchange") as may be specified in Schedule B hereto. If an Exchange is specified in Schedule B hereto, the Company and the Guarantor confirm that they have made or have caused to be made on their behalf an application for the Securities to be listed on the Exchange. The Company and the Guarantor will endeavor promptly to obtain such listing and for such purpose the Company and the Guarantor agree to deliver to the Exchange copies of the Prospectus relating to the Securities and such other documents, information and undertakings as may be required for the purpose of obtaining and maintaining such listing. The Company and the Guarantor shall use their best efforts to maintain the listing of the Securities on the Exchange for so long as any Securities are outstanding, unless otherwise agreed to by the Representatives.

     Section 4. Payment of Expenses. The Company and the Guarantor will pay all expenses incident to the performance of their obligations under this Agreement, including (i) the expenses incurred in connection with the preparation, printing and filing of the Registration Statement as originally filed and of each amendment thereto, (ii) the preparation, printing and delivery to the Underwriters of this Agreement, any Agreement among Underwriters, the Indenture and such other documents as may be required in connection with the offering, purchase, sale and delivery of the Securities, (iii) the preparation, issuance and delivery of the certificates for the Securities to the Underwriters, (iv) the fees and disbursements of the Company's and the Guarantor's counsel, accountants and other advisors, (v) the qualification of the Securities under securities laws in accordance with the provisions of Section 3(f) hereof, including filing fees and the fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky Survey, any supplement thereto and any Legal Investment Survey, (vi) the printing and delivery to the Underwriters of copies of each preliminary prospectus, preliminary prospectus supplement and of the Prospectus and any amendments or supplements thereto, including the abbreviated term sheet delivered by the Company and the Guarantor pursuant to Rule 434 of the 1933 Act Regulations, (vii) the preparation, printing and delivery to the Underwriters of copies of the Blue Sky Survey, any supplement thereto and any Legal Investment Survey, (viii) the fees and expenses incurred in connection with the listing of the Securities on any Exchange specified in Schedule B hereto, (ix) the fees and expenses of the Trustee, including the fees and disbursements of counsel for the Trustee, and (x) any fees payable in connection with the rating of the Securities, and (xi) the filing fees incident to, and the reasonable fees and disbursements of counsel in connection with, the review, if any, by the NASD of the terms of the sale of the Debt Securities.

     If this Agreement is terminated by the Representatives in accordance with the provisions of Section 5 or Section 9(a)(i) hereof, the Company and the Guarantor, jointly and severally, shall reimburse the Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

     Section 5. Conditions of Underwriters' Obligations. The obligations of the several Underwriters hereunder are subject to the accuracy of the representations and warranties of the Company and the Guarantor herein contained, to the performance by the Company and the Guarantor of their respective obligations hereunder, and to the following further conditions:

     (a) At the Closing Time no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriters. The Prospectus (including the Prospectus Supplement referred to in Section 3(h) hereof) shall have been filed or transmitted for filing with the Commission in accordance with Rule 424(b) of the 1933 Act Regulations within the prescribed time period, and prior to the Closing Time the Company shall have provided evidence satisfactory to the Representatives of such timely filing.

     (b) At the Closing Time the Representatives shall have received:

          (1) The favorable opinion, dated as of the Closing Time, of Fried, Frank, Harris, Shriver & Jacobson, counsel for the Company and the Guarantor, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

               (i) Each of the Company and the Guarantor is a corporation duly incorporated, validly existing and in good standing under the laws of the state of its incorporation and has the corporate power and authority to own its properties and conduct its business as described in the Prospectus;

               (ii) The Company and the Guarantor have the corporate power and authority to enter into this Agreement, and this Agreement has been duly and validly authorized, executed and delivered by the Company and the Guarantor, respectively;

               (iii) The Registration Statement has become effective under the 1933 Act; any required filing of the Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened and the Registration Statement and the Prospectus and each amendment or supplement thereto, as of their respective effective or issue dates (other than the financial statements and other financial and statistical information contained therein and the Form T-1, as to which such counsel need express no opinion) appear on their face to be responsive as to form in all material respects with the applicable requirements of the 1933 Act and the 1933 Act Regulations and with the applicable requirements of the 1939 Act and the rules and regulations of the Commission thereunder; any Rule 434 Prospectus conforms to the requirements of Rule 434 of the 1933 Act Regulations in all material respects;

               (iv) The Indenture has been duly authorized, executed and delivered by each of the Company and the Guarantor and (assuming the due authorization, execution and delivery thereof by the Trustee) constitutes the legal, valid and binding agreement of the Company and the Guarantor, enforceable against each of them in accordance with its terms, except as limited by (i) bankruptcy, insolvency, moratorium, fraudulent conveyance, and other similar laws now or hereafter in effect affecting creditors' rights generally; and (ii) general principles of equity (including, without limitation, standards of materiality, good faith, fair dealing and reasonableness, equitable defenses and limits as to the availability of equitable remedies) whether such principles are considered in a proceeding at law or in equity;

               (v) The Securities have been duly authorized and established in conformity with the provisions of the Indenture, have been duly authorized by the Company and, when executed by the Company and authenticated by the Trustee in the manner provided in the Indenture (assuming the due authorization, execution and delivery of the Indenture by the Trustee) and delivered against payment of the purchase price therefor specified in Schedule B hereto, will constitute legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as limited by (a) bankruptcy, insolvency, moratorium, fraudulent conveyance, and other similar laws now or hereafter in effect affecting creditors' rights generally; and (b) general principles of equity (including, without limitation, standards of materiality, good faith, fair dealing and reasonableness, equitable defenses and limits as to the availability of equitable remedies) whether such principles are considered in a proceeding at law or in equity, and the holders of the Securities will be entitled to the benefits of the Indenture;

               (vi) The Guarantees have been duly authorized by the Guarantor and, upon due issuance, authentication and delivery of the Securities and due endorsement of the Guarantees, the Guarantees will have been duly executed, issued and delivered and will constitute legal, valid and binding obligations of the Guarantor, enforceable against the Guarantor in accordance with their terms and the terms of the Indenture, except as limited by
          (a) bankruptcy, insolvency, moratorium, fraudulent conveyance, and other similar laws now or hereafter in effect affecting creditors' rights generally; and (b) general principles of equity (including, without limitation, standards of materiality, good faith, fair dealing and reasonableness, equitable defenses and limits as to the availability of equitable remedies) whether such principles are considered in a proceeding at law or in equity, and the holders of the Securities upon which the Guarantees are endorsed will be entitled to the benefits of the Indenture.

               (vii) The Indenture has been duly  qualified  under the 1939
          Act;

               (viii) No consent, approval, authorization or order of any United States federal or New York, California or, with respect to matters arising under the Delaware General Corporation Law, Delaware court or governmental agency or body is required for the consummation of the transactions contemplated by this Agreement and the Indenture, except such as have been obtained under the 1933 Act, the 1933 Act Regulations and the 1939 Act and such as may be required under the blue sky laws, rules and regulations of any jurisdiction in connection with the purchase and distribution of the Securities and the Guarantees by the Underwriters and such other approvals (specified in such opinion) as have been obtained;

               (ix) Neither the issue and sale of the Securities, the compliance by the Company and the Guarantor with all the provisions of this Agreement and the Indenture (insofar as the Securities and the Guarantees are concerned), the Securities or the Guarantees, the consummation of the transactions herein or therein contemplated nor the fulfillment of the terms hereof or thereof will conflict with, result in a breach of, or constitute a default under the charter or bylaws of the Company or the Guarantor or the terms of any indenture or other agreement or instrument filed with the Commission and to which the Company or the Guarantor or any of the Guarantor's subsidiaries is a party or bound, or any applicable law, statute, order, judgment, decree, rule or regulation (other than any federal or state securities or blue sky laws, rules or regulations) known to such counsel to be applicable to the Company or the Guarantor or any of the Guarantor's subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company or the Guarantor or any of the Guarantor's subsidiaries;

               (x) (1) The information in the Base Prospectus under the caption "Federal Income Tax Consequences" and in the Prospectus Supplement under the caption "United States Taxation of Non-United States Persons," insofar as such statements constitute a summary of the legal matters referred to therein, fairly present the information disclosed therein in all material respects, (2) the Securities conform in all material respects to the statements relating thereto in the Base Prospectus under the caption "Description of Debt Securities and Guarantees" and in the Prospectus Supplement under the caption "Description of Notes," and (3) the Indenture and the Guarantees conform in all material respects to the statements relating thereto in the Base Prospectus under the caption "Description of Debt Securities and Guarantees" and in the Prospectus Supplement under the caption "Description of Notes"; and

               (xi) Neither the Company nor the Guarantor is an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

          Such counsel shall also state that, in the course of their engagement to represent or advise the Company and the Guarantor professionally, they have not become aware of any pending legal proceeding before any court or administrative agency or authority or any arbitration tribunal, nor have they devoted substantive attention in the form of legal representation as to any current overtly threatened litigation against or directly affecting the Company or its subsidiaries or the Guarantor or its subsidiaries, in each case that is required to be described in the Registration Statement or the Prospectus and is not so described. In making the foregoing statement, they shall endeavor, to the extent they believe necessary, to determine from lawyers currently in their firm who have performed substantive legal services for the Company or the Guarantor, whether such services involved substantive attention in the form of legal representation concerning pending legal proceedings or overtly threatened litigation of the nature referred to above. Beyond that, they need not make any review, search or investigation of public files or records or files or records of the Company or the Guarantor, or of their respective transactions, or any other investigation or inquiry with respect to the foregoing statement.

          Such counsel shall also state that in the course of the preparation by the Company, the Guarantor and their counsel of the Registration Statement and Prospectus (other than the documents incorporated by reference in the Registration Statement and Prospectus (the "Incorporated Documents")), such counsel attended conferences with certain of the officers of, and the independent public
     accountants  for,  the  Company  and  the  Guarantor,   at  which  the
     Registration Statement and Prospectus were discussed. Given the limitations inherent in the independent verification of factual matters and the character of determinations involved in the registration process, such counsel need not pass upon and need not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and Prospectus including the Incorporated Documents, except as specifically described in the opinion set forth in paragraph (x) above. Subject to the foregoing and on the basis of the information such counsel gained in the performance of the services referred to above, including information obtained from officers and other representatives of the Company and Guarantor, such counsel shall state that no facts have come to such counsel's attention that have caused it to believe that the Registration Statement, at the time it became effective, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, at its date or at the Closing Time, included or includes, as the case may be, any untrue statement of material fact or omitted or omits, as the case may be, to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that such counsel need not express a view or belief with respect to (i) the financial statements, the related notes and schedules thereto or other financial and statistical data included or incorporated by reference in the Registration Statement and Prospectus or (ii) any part of the Registration Statement which shall constitute the Form T-1. References to the Prospectus in this Section 5(b) include any amendments or supplements thereto at the date hereof.

          In rendering  the opinion set forth above,  such counsel may rely
     (A) as to matters involving the application of laws of any jurisdiction other than the State of California, the State of New York, the General Corporation Law of the State of Delaware or the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and the Guarantor and public officials. References to the Prospectus in this paragraph (b)(1) include any supplements thereto at the Closing Date.

          (2) The favorable opinion, dated as of the Closing Time, of Sandor E. Samuels, Esq., General Counsel of the Company and the
     Guarantor, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

               (i) Each significant subsidiary of the Company and the Guarantor, as defined in Rule 405 of Regulation C of the 1933 Act Regulations (individually, a "Subsidiary" and collectively, the "Subsidiaries") is a corporation, duly incorporated, validly existing and in good standing under the laws of the state of its incorporation, with the corporate power and authority to own its properties and to conduct its business as described in the Prospectus.

               (ii) Each of the Company, the Guarantor and the Subsidiaries is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification wherein it owns or leases material properties or conducts material business other than jurisdictions in which the failure to so qualify, when considered in the aggregate and not individually, would not have a material adverse effect on the Company or the Guarantor and the Subsidiaries considered as one enterprise;

               (iii) All the outstanding shares of capital stock of the Company and each Subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise set forth in the Prospectus, all outstanding shares of capital stock of the Company and the Subsidiaries are owned by the Guarantor either directly or through wholly owned subsidiaries free and clear of any perfected security interest and, to the knowledge of such counsel, after due inquiry, any other security interests, claims, liens or encumbrances;

               (iv) The outstanding shares of common stock of the Guarantor have been duly and validly authorized and issued and are fully paid and nonassessable;

               (v)  Neither  the  issue  and  sale of the  Securities,  the compliance by the Company and the Guarantor with all the provisions of this Agreement, the Indenture, the Securities or the Guarantees, the consummation of any other of the transactions herein and therein contemplated nor the fulfillment of the terms hereof or thereof will conflict with, result in a breach of, or constitute a default under the charter or bylaws of the Company or the Guarantor or, to the knowledge of such counsel, the terms of any indenture or other agreement or instrument to which the Company or the Guarantor or any of the Guarantor's subsidiaries is a party or bound, or any law, statute, order, judgement, decree, rule or regulation known to such counsel to be applicable to the Company or the Guarantor or any of the Guarantor's subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company or the Guarantor or any of the Guarantor's subsidiaries;

               (vi) The Incorporated Documents (other than the financial statements and other financial and statistical data contained therein and the Form T-1, as to which no opinion need be rendered), complied as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and the 1934 Act and the 1934 Act Regulations;

               (vii) No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation of the transactions contemplated by this Agreement or the Indenture, except such as have been obtained under the 1933 Act and the 1933 Act Regulations and such as may be required under 1939 Act or under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities and related Guarantees by the Underwriters and such other approvals as have been obtained;

               (viii) To such counsel's knowledge, none of the Company, the Guarantor or any of their respective Subsidiaries is in violation of its charter or bylaws; and the Company, the Guarantor and the Subsidiaries are in compliance with all laws, rules, regulations, judgments, decrees, orders and statutes in the jurisdictions in which they are conducting their business, except where the failure to so comply, when considered in the aggregate and not individually, would not have a material adverse effect on the Company or the Guarantor and their respective subsidiaries considered as one enterprise; and

               (ix) To the best of such counsel's knowledge, there is not pending or threatened any action, suit, proceeding, inquiry or investigation, to which the Company or the Guarantor or any of their respective subsidiaries is a party, or to which the property of the Company, the Guarantor or any of their respective subsidiaries is subject, before or brought by any court or governmental agency or body which might reasonably be expected to result in a material adverse effect on the business or the financial condition of the Guarantor and its subsidiaries considered as a whole, or which might reasonably be expected to materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated in this Agreement or the performance of the Company or the Guarantor of their respective obligations hereunder.

          (3) The favorable opinion, dated as of the Closing Time, of Brown & Wood LLP, counsel for the Underwriters, with respect to the issuance and sale of the Securities and related Guarantees, the Indenture, this Agreement, the Registration Statement, the Prospectus and other related matters as the Representatives may reasonably require.

          In giving their opinion, Brown & Wood LLP may rely as to all matters governed by the laws of any jurisdictions other than the State of New York, the federal laws of the United States and the General Corporation Law of the State of Delaware, upon the opinions of other counsel satisfactory to the Representatives. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates and written statements of officers of the Company and the Guarantor and any of the Guarantor's subsidiaries, and certificates of public officials.

     (c) At the Closing Time there shall not have been, since the date hereof or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company or the Guarantor and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the Representatives shall have received a certificate of the President, a Managing Director or a Vice President of each of the Company and the Guarantor and the Treasurer or Assistant Treasurer of each of the Company and the Guarantor, dated as of the Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in Section 1 hereof are true and correct with the same force and effect as though expressly made at and as of the Closing Time, (iii) the Company and the Guarantor, as the case may be, have complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Time, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been initiated or, to the best knowledge and information of such officer, threatened by the Commission.

     (d) At the time of execution of this Agreement, the Representatives shall have received from Grant Thornton LLP a letter, dated such date, in form and substance satisfactory to the Representatives containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

     (e) At the Closing Time the Representatives shall have received from Grant Thornton LLP a letter, dated as of the Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (d) of this Section, except that the specified date referred to shall be a date not more than three days prior to the Closing Time.

     (f) At the Closing Time the Securities shall have been approved for listing on the Exchange, if and as specified in Schedule B hereto, subject only to official notice of issuance.

     (g) At the Closing Time, the Securities shall be rated at least Baa3 by Moody's Investor's Service Inc. and BBB- by Standard & Poor's Ratings Group and since the date of this Agreement, there shall not have occurred a downgrading in the rating assigned to the Securities or any of the Company's or the Guarantor's other debt securities by any nationally recognized securities rating agency, and no such debt securities rating agency shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of the Securities or any of the Company's or the Guarantor's other securities.

     (h) The NASD has confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements regarding the sale of the Securities.

     (i) At the Closing Time, counsel for the Underwriters shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated and related proceedings, or in order to evidence the accuracy and completeness of any of the representations and warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company and the Guarantor in connection with the issuance and sale of the Securities as herein contemplated shall be satisfactory in form and substance to the Representatives and counsel for the Underwriters.

     (j) If any condition specified in this Section 5 shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Underwriters by notifying the Company at any time at or prior to the Closing Time, and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 6, 7 and 8 shall survive any such termination and remain in full force and effect.

     Section 6. Indemnification. (a) The Company and the Guarantor, jointly and severally, agree to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of
Section 15 of the 1933 Act, as follows:

          (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the information deemed to be part of the Registration Statement pursuant to Rule 430A or Rule 434 of the 1933 Act Regulations, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, any preliminary prospectus supplement or the Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (ii)against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 6(e) below) any such settlement is effected with the written consent of the Company and the Guarantor; and

          (iii) against any and all expense whatsoever, as incurred (including, subject to Section 6(d) hereof, the fees and disbursements of counsel chosen by the Representatives), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or
     (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company and the Guarantor by any Underwriter through the Representatives expressly for use in the Registration Statement (or any amendment thereto) or any preliminary prospectus, preliminary prospectus supplement or the Prospectus (or any amendment or supplement thereto), and provided further, that the foregoing indemnity with respect to any untrue statement or omission or alleged untrue statement contained in or omission from any preliminary prospectus or preliminary prospectus supplement, shall not inure to the benefit of any Underwriter (or any person controlling any Underwriter within the meaning of Section 15 of the 1933 Act) from whom the person asserting any such loss, liability, claim, damage or expense purchased any of the Securities which are the subject thereof if the Company or the Guarantor shall sustain the burden of proving that such person was not sent or given, a copy of the Prospectus (or the Prospectus as amended or supplemented), at or prior to the written confirmation of the sale of such Securities to such person, and the untrue statement contained in or omission from such preliminary prospectus or preliminary prospectus supplement was corrected in the Prospectus (or the Prospectus as amended or supplemented), unless such failure to deliver the Prospectus (or the Prospectus as amended or supplemented) was a result of non-compliance by the Company and the Guarantor with Section 3(d) hereof.

     Insofar as this indemnity agreement may permit indemnification for liabilities under the 1933 Act of any person who is a partner of an Underwriter or who controls an Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act and who is a director or officer of the Company or the Guarantor or controls the Company or the Guarantor within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, such indemnity agreement is subject to the undertaking of the Company or the Guarantor in the Registration Statement under Item 13 of Form S-3.

     (b) Each Underwriter severally agrees to indemnify and hold harmless the Company and the Guarantor, their respective directors, each of their officers who signed the Registration Statement, and each person, if any, who controls the Company or the Guarantor within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the information deemed to be a part of the Registration Statement pursuant to Rule 430A or Rule 434 of the 1933 Act Regulations, if applicable, or any preliminary prospectus, preliminary prospectus supplement or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company and the Guarantor by such Underwriter through the Representatives expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus, preliminary prospectus supplement or the Prospectus (or any amendment or supplement thereto).

     (c) The Company and the Guarantor agree to indemnify and hold harmless each Underwriter against any documentary stamp or similar issue tax and any related interest or penalties on the issue or sale of the Securities to the Underwriters which are due in the United States of America, the United Kingdom or any other jurisdiction.

     (d) Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of any such action. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

     (e) If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 6(a) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and
(iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

     Section  7.  Contribution.  If  the  indemnification  provided  for in
Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantor, on the one hand, and the Underwriters, on the other hand, from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Guarantor, on the one hand, and of the Underwriters, on the other hand, in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

     The relative benefits received by the Company and the Guarantor, on the one hand, and the Underwriters, on the other hand, in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of such Securities (before deducting expenses) received by the Company and the Guarantor and the total underwriting discount received by the Underwriters, in each case as set forth on the cover of the Prospectus Supplement, or, if Rule 434 is used, the corresponding location on the related term sheet bear to the aggregate initial public offering price of such Securities as set forth on such cover or related term sheet.

     The relative fault of the Company and the Guarantor, on the one hand, and the Underwriters, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, by the Guarantor or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     The Company, the Guarantor and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

     Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

     No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     For purposes of this Section 7, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Underwriter, and each director of the Company and the Guarantor, each officer of the Company and the Guarantor who signed the Registration Statement, and each person, if any, who controls the Company and the Guarantor within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company and the Guarantor. The Underwriters' respective obligations to contribute pursuant to this Section 7 are several in proportion to the number or aggregate principal amount, as the case may be, of Securities set forth opposite their respective names in Schedule A hereto, and not joint.

     Section 8. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement, or contained in certificates of officers of the Company or the Guarantor submitted pursuant hereto or thereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or any controlling person, or by or on behalf of the Company or the Guarantor, and shall survive delivery of the Securities to the Underwriters.

     Section 9. Termination of Agreement. (a) The Representatives may terminate this Agreement, by notice to the Company, at any time at or prior to the Closing Time (i) if there has been, since the date of this Agreement or since the respective dates as of which information is given in the Prospectus (exclusive of any supplement thereto), any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company or the Guarantor and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there shall have occurred any material adverse change in the national or international financial markets or political or economic conditions or currency exchange rates or exchange controls as would in their reasonable judgment be likely to make it impracticable to market the Securities or to enforce contracts for the sale of the Securities, or (iii) if trading in any securities of the Company or the Guarantor has been suspended by the Commission or a national securities exchange, or if trading generally on the American Stock Exchange or the New York Stock Exchange or in the Nasdaq National Market System shall have been suspended, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by either of said exchanges or by such system or by order of the Commission, the NASD or any other governmental authority, or (iv) if a banking moratorium has been declared by either Federal or New York authorities.

     (b) If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 6, 7 and 8 shall survive such termination and remain in full force and effect.

     Section 10. Default by One or More of the Underwriters. If one or more of the Underwriters shall fail at Closing Time to purchase the Securities which it or they are obligated to purchase under this Agreement (the "Defaulted Securities"), the Representatives shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representatives shall not have completed such arrangements within such 24-hour period, then:

     (a) if the aggregate principal amount of Defaulted Securities does not exceed 10% of the aggregate principal amount of the Securities, each of the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

     (b) if the aggregate principal amount of Defaulted Securities exceeds 10% of the aggregate principal amount of the Securities, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter.

     No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default.

     In the event of any such default which does not result in a termination of this Agreement, either the Representatives or the Company shall have the right to postpone the Closing Time for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements. As used herein, the term "Underwriter" includes any person substituted for an Underwriter under this Section 10.

     Section 11. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of written telecommunication. Notices to the Underwriters shall be directed to the Representatives at their addresses specified in Schedule B hereto for the purpose of communications hereunder or, if sent to the Company or the Guarantor, shall be directed to each of them at 4500 Park Granada, Calabasas, California 91302, Attention:
General Counsel.

     Section 12. Parties. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Company and the Guarantor and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation other than the Underwriters, the Company and the Guarantor and their respective successors and the controlling persons and the officers and directors referred to in Sections 6 and 7 hereof and their heirs and legal representatives any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters, the Company and the Guarantor and their respective successors, and said controlling persons and said officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any Underwriter shall be deemed to be a successor merely by reason of such purchase.

     Section 13. GOVERNING LAW AND TIME. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SAID STATE. EXCEPT AS OTHERWISE SET FORTH HEREIN, SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

     Section  14.   Counterparts.   This   Agreement  may  be  executed  in
counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company and the Guarantor a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Underwriters, the Company and the Guarantor in accordance with its terms.

                                    Very truly yours,

                                    COUNTRYWIDE HOME LOANS, INC.


                                    By:  /s/Carlos M. Garcia
                                        -----------------------------------
                                        Name: Carlos M. Garcia
                                        Title: Chief Operating Officer

                                    COUNTRYWIDE CREDIT INDUSTRIES, INC.


                                    By: /s/Carlos M. Garcia
                                        -----------------------------------
                                        Name: Carlos M. Garcia
                                        Title: Chief Financial Officer


CONFIRMED AND ACCEPTED,
as of the date first above written:

CHASE SECURITIES INC.
MERRILL LYNCH, PIERCE, FENNER & SMITH
     INCORPORATED
COUNTRYWIDE SECURITIES CORPORATION
J.P. MORGAN SECURITIES INC.


By:  MERRILL LYNCH, PIERCE, FENNER & SMITH
          INCORPORATED


By:      /s/ Scott J. Primrose
    -----------------------------------
          Authorized Signatory


For itself and as Representative
of the other Underwriters named
in Schedule A hereto.

                                 SCHEDULE A




                                                           Principal Amount
                 Name of Underwriter                        of Securities
                 -------------------                        -------------

            Chase Securities Inc.....................       $309,375,000
            Merrill Lynch, Pierce, Fenner & Smith
            Incorporated.............................        309,375,000
            Countrywide Securities Corporation.......         75,000,000
            J.P. Morgan Securities Inc...............         56,250,000
                                                            -------------
            Total....................................       $750,000,000

                                 SCHEDULE B


Purchase Agreement dated June 17, 1999.

Registration Statement Nos. 333-66467 and 333-66467-01.

Representatives and Addresses:


      Chase Securities Inc.:              270 Park Avenue
                                          New York, New York 10017
                                          Attention: Therese Esperdy



      Merrill Lynch, Pierce, Fenner
          & Smith Incorporated:           World Financial Center
                                          North Tower
                                          250 Vesey Street
                                          New York, New York 10281
                                          Attention: Transaction  Management
                                                     Group



Securities:

     Designation:                         6.85% Notes due 2004.

     Principal Amount:                    $750,000,000.

     Indenture dated as of January 1, 1992, as amended by Supplemental Indenture No. 1, dated as of June 15, 1995, among Countrywide Credit Industries, Inc., Countrywide Home Loans, Inc. and The Bank of New York, as Trustee.

     Date of Maturity:                    June 15, 2004.

     Interest Rate:                       6.85% per annum, payable
                                          semiannually in arrears on June
                                          15 and December 15 of each year,
                                          commencing December 15, 1999.

     Price to Public:                     The initial public offering price
                                          of the Securities shall be
                                          99.936% of the principal amount
                                          thereof ($749,520,000), plus
                                          accrued interest, if any, from
                                          June 24, 1999.

     Purchase Price:                      The purchase price to be paid by
                                          the Underwriters for the
                                          Securities shall be 99.586% of
                                          the principal amount thereof
                                          ($746,895,000).

     Closing Time:                        June 24, 1999.

     Black-out Provisions:                During the period beginning June
                                          17, 1999 until and including June
                                          24, 1999, neither the Company nor
                                          the Guarantor will issue in any
                                          institutional offering any debt
                                          securities (other than (a) the
                                          Securities and (b) debt
                                          securities issued in "structured"
                                          financings), without the prior
                                          written consent of the
                                          Underwriters.

     Redemption Provisions:               None, except if the Company is
                                          required to pay certain
                                          additional amounts because of
                                          certain U.S. tax law changes.

     Holders' Optional
       Repayment Provisions:              Not repayable at the option of
                                          the holders.

     Form and Authorized
       Denominations:                     Registered--$1,000 and multiples
                                          thereof.

     Stock Exchange Listing:              Luxembourg.